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CENTAUR GUERNSEY L.P. INC. REPORTS
THIRD QUARTER AND NINE MONTHS FINANCIAL RESULTS FOR 2013

-  Third quarter 2013 worldwide Centaur Guernsey L.P. Inc. (“Centaur”) revenue of $440.6 million, up 1.1% from the prior-year period as reported and 1.5% from the prior-year period on a constant currency basis

-  Third quarter 2013 worldwide Kinetic Concepts, Inc. (“KCI”) revenue of $320.9 million, down 2.7% from the prior-year period as reported and 2.0% from the prior-year period on a constant currency basis

-  Third quarter 2013 worldwide LifeCell Corporation (“LifeCell”) revenue of $119.7 million, up 12.7% from the prior-year period as reported and 12.6% from the prior-year period on a constant currency basis

- Third quarter 2013 net loss of $398.6 million compared to a net loss of $35.8 million for the prior-year period

-  Third quarter 2013 total Adjusted EBITDA from continuing operations1 of $191.5 million compared to $202.3 million for the prior-year period

- KCI closed on the previously-announced acquisition of SystagenixTM

Highlights of the third quarter and nine months ended September 30, 2013

Worldwide Centaur revenue for the third quarter of 2013 was $440.6 million, up from the prior-year comparable period by 1.1% as reported and 1.5% on a constant currency basis. Our operating loss for the third quarter of 2013 was $369.9 million compared to operating earnings of $66.6 million in the prior-year period. Adjusted EBITDA from continuing operations were $191.5 million for the third quarter of 2013, compared to $202.3 million in the prior-year period.

Worldwide Centaur revenue for the nine months ended September 30, 2013 was $1,289.1 million, down from the comparable prior-year period by 1.3% as reported and 0.9% on a constant currency basis. Our operating loss for the nine months ended September 30, 2013 was $323.2 million compared to operating earnings of $96.0 million in the prior-year period. Total Adjusted EBITDA from continuing operations were $525.2 million for the nine months ended September 30, 2013, compared to $542.7 million in the prior-year period.

“We are encouraged by the continued momentum in the business and the positive growth we achieved this quarter. Our recent financial performance provides a preview to our long-term potential and is the result of initiatives we’ve been hard at work on since I joined KCI,” said Joe Woody, President and Chief Executive Officer of KCI and LifeCell.  “In addition, we are excited about the opportunity to take three outstanding individual franchises in KCI, LifeCell and Systagenix and create the global leader in transformational healing solutions with a world-class wound care and biologics portfolio.”

Acquisition of Systagenix

On October 28, 2013, KCI closed on the previously-announced acquisition of Systagenix. Systagenix has a broad portfolio of innovative advanced wound care products with a focus on moist wound healing dressings - including PROMOGRAN PRISMA®, the collagen dressing market leader, TIELLE® (foam) and ADAPTIC® (non adherent contact layers). Systagenix' manufacturing, marketing and sales teams supply and distribute over 20 million advanced wound care dressings each month to more than 70 countries.

Financial Position

Total cash at September 30, 2013 was $362.9 million. During the first nine months of 2013, Centaur generated cash of $135.5 million from operations, used cash of $72.0 million in investing activities and used cash of $83.6 million in financing activities. Financing activities included the amendment of our senior secured credit agreement, which effectively reduced the nominal interest rate of our senior secured credit facility by 100 basis points.

As of September 30, 2013, total long-term debt outstanding was $4.54 billion and our Net Leverage Ratio2 was 5.8x. On October 28, 2013, upon the closing of the Systagenix acquisition, KCI paid a purchase price of $485.0 million, subject to adjustment, using cash on hand and proceeds from $350 million of incremental borrowings under our existing Senior Secured Credit Facility.

Impairment of Goodwill and Other Intangible Assets

During the third quarter of 2013, we tested goodwill and other intangible assets for impairment. As a result, we recognized impairment charges of $443.4 million related to LifeCell goodwill and other intangible assets.

Discontinued Operations

On November 8, 2012, we completed the transaction whereby our Therapeutic Support Systems ("TSS") business was acquired by Getinge AB. As a result of the sale, the results of the operations of our TSS business are presented as discontinued operations in the condensed consolidated statements of operations for all periods presented. Discontinued operations amounts related to TSS exclude the impact of corporate overhead support expenses, incremental expenses related to our transition services agreement with Getinge AB and the service fee payable by Getinge AB under the agreement.

Company Structure

Centaur is a non-operating holding company whose business is comprised of the operations of its wholly-owned subsidiaries KCI and LifeCell.  Centaur is controlled by investment funds advised by Apax Partners and controlled affiliates of Canada Pension Plan Investment Board and the Public Sector Pension Investment Board and certain other co-investors.  Unless otherwise noted in this report, the terms “we,” “our” or “Company,” refer to Centaur and its subsidiaries, collectively.

Non-GAAP Financial Information

Within this document, we have presented 1) Adjusted EBITDA from continuing operations, as defined in our senior secured credit agreement and 2) supplemental revenue data to exclude the impact of foreign currency fluctuations on a non-GAAP basis.

These non-GAAP financial measures do not replace the presentation of our GAAP results. We have provided this supplemental non-GAAP information because it may provide meaningful information regarding our results on a basis that better facilitates an understanding of our results of operations which may not be otherwise apparent under GAAP. Management uses this non-GAAP financial information, along with GAAP information, for reviewing the operating results of its business segments and for analyzing potential future business trends. In addition, we believe some investors may use this information in a similar fashion. A reconciliation of certain GAAP selected financial information for the periods presented to the non-GAAP selected financial information provided is included herein.

1Adjusted EBITDA from continuing operations excludes the operations of our previously-divested TSS business and the impact of merger-related expenses, foreign currency gains or losses, business optimization expenses and other expenses specified in the reconciliation within this release.

2 The Net Leverage Ratio represents Net Debt divided by Consolidated EBITDA for the last twelve months. Net Debt consists of total indebtedness including capital leases and other financing obligations, less cash and cash equivalents up to the greater of$300.0 million or 40% of Consolidated EBITDA for the last twelve months. Consolidated EBITDA, as defined in our senior secured credit agreement, represents Adjusted EBITDA from continuing operations plus "run rate" cost savings.

CENTAUR GUERNSEY L.P. INC. AND SUBSIDIARIES
Condensed Consolidated Statements of Operations
(dollars in thousands)
(unaudited)

	Three months ended September 30,			Nine months ended September 30,
	2013	2012	% Change	2013	2012	% Change
Revenue:
Rental	$191,041	$207,156	(7.8)%	$569,449	$622,350	(8.5)%
Sales	249,520	228,717	9.1	719,675	684,171	5.2
Total revenue	440,561	435,873	1.1	1,289,124	1,306,521	(1.3)

Rental expenses	85,746	100,810	(14.9)	273,479	348,387	(21.5)
Cost of sales	66,151	58,613	12.9	181,707	190,454	(4.6)
Gross profit	288,664	276,450	4.4	833,938	767,680	8.6

Selling, general and administrative expenses	152,053	142,778	6.5	518,478	445,781	16.3
Research and development expenses	17,961	17,376	3.4	56,140	53,686	4.6
Acquired intangible asset amortization	45,116	49,733	(9.3)	139,123	172,260	(19.2)
Impairment of goodwill and intangible assets	443,400	—	—	443,400	—	—
Operating earnings (loss)	(369,866)	66,563	—	(323,203)	95,953	—

Interest income and other	217	174	24.7	1,279	630	103.0
Interest expense	(101,398)	(117,920)	(14.0)	(315,144)	(353,107)	(10.8)
Loss on extinguishment of debt	(200)	—	—	(2,364)	—	—
Foreign currency gain (loss)	(8,738)	(5,258)	66.2	(11,935)	428	—
Derivative instruments gain (loss)	(6,840)	(8,579)	(20.3)	3,200	(28,473)	—
Loss from continuing operations before income tax benefit	(486,825)	(65,020)	—	(648,167)	(284,569)	127.8
Income tax benefit	(88,519)	(27,176)	225.7	(144,543)	(107,125)	34.9
Loss from continuing operations	(398,306)	(37,844)	—	(503,624)	(177,444)	183.8
Loss from discontinued operations, net of tax	(255)	2,032	—	(2,299)	(3,680)	(37.5)
Net loss	$(398,561)	$(35,812)	—%	$(505,923)	$(181,124)	179.3%

CENTAUR GUERNSEY L.P. INC. AND SUBSIDIARIES
Condensed Consolidated Balance Sheets
(in thousands)

	September 30, 2013	December 31, 2012
Assets:	(unaudited)
Current assets:
Cash and cash equivalents	$362,919	$383,150
Accounts receivable, net	368,900	355,718
Inventories, net	149,986	139,850
Prepaid expenses and other	59,499	39,511
Total current assets	941,304	918,229

Net property, plant and equipment	312,555	388,482
Debt issuance costs, net	101,766	96,476
Deferred income taxes	21,866	20,003
Goodwill	3,207,575	3,479,775
Identifiable intangible assets, net	2,343,525	2,666,201
Other non-current assets	4,054	5,598

	$6,932,645	$7,574,764

Liabilities and Equity:
Current liabilities:
Accounts payable	$44,527	$40,970
Accrued expenses and other	351,903	284,163
Current installments of long-term debt	24,101	23,383
Deferred income taxes	4,610	57,528
Total current liabilities	425,141	406,044

Long-term debt, net of current installments and discount	4,517,139	4,554,112
Non-current tax liabilities	46,461	44,465
Deferred income taxes	960,219	1,069,480
Other non-current liabilities	38,897	43,267
Total liabilities	5,987,857	6,117,368
Equity:
General partner's capital	—	—
Limited partners’ capital	952,314	1,457,913
Accumulated other comprehensive loss, net	(7,526)	(517)
Total equity	944,788	1,457,396

	$6,932,645	$7,574,764

CENTAUR GUERNSEY L.P. INC. AND SUBSIDIARIES Condensed Consolidated Statements of Cash Flows (in thousands) (unaudited)

	Nine months ended September 30,
	2013	2012
Cash flows from operating activities:
Net loss	$(505,923)	$(181,124)
Adjustments to reconcile net loss to net cash provided by operating activities:
Amortization of debt issuance costs and discount	26,356	24,417
Depreciation and other amortization	252,026	346,895
Loss on disposition of assets	3,189	—
Amortization of fair value step-up in inventory	—	25,021
Fixed asset and inventory impairment	30,259	22,116
Impairment of goodwill and intangible assets	443,400	—
Write-off of other intangible assets	16,885	—
Provision for bad debt	5,051	7,019
Loss on extinguishment of debt	2,164	—
Equity-based compensation expense	2,046	1,186
Deferred income tax benefit	(165,456)	(132,639)
Unrealized loss (gain) on derivative instruments	(5,729)	27,770
Unrealized loss (gain) on revaluation of cross currency debt	8,174	(2,685)
Change in assets and liabilities:
Decrease (increase) in accounts receivable, net	(23,046)	10,675
Increase in inventories, net	(10,498)	(7,270)
Decrease (increase) in prepaid expenses and other	(17,137)	3,281
Increase (decrease) in accounts payable	3,273	(9,445)
Increase in accrued expenses and other	68,440	48,359
Increase in tax liabilities, net	2,021	2,299
Net cash provided by operating activities	135,495	185,875

Cash flows from investing activities:
Additions to property, plant and equipment	(59,868)	(72,044)
Increase (decrease) in inventory to be converted into equipment for short-term rental	(8,881)	861
Dispositions of property, plant and equipment	1,052	1,673
Increase in identifiable intangible assets and other non-current assets	(4,273)	(5,380)
Net cash used by investing activities	(71,970)	(74,890)

Cash flows from financing activities:
Capital contributions from limited partners	—	239
Distribution to limited partners	(1,572)	(1,970)
Repayments of long-term debt and capital lease obligations	(60,429)	(17,483)
Payment of debt issuance costs	(21,604)	(578)
Net cash used by financing activities	(83,605)	(19,792)
Effect of exchange rate changes on cash and cash equivalents	(151)	308
Net increase (decrease) in cash and cash equivalents	(20,231)	91,501
Cash and cash equivalents, beginning of period	383,150	215,426
Cash and cash equivalents, end of period	$362,919	$306,927

CENTAUR GUERNSEY L.P. INC. AND SUBSIDIARIES
Reconciliation from GAAP to Non-GAAP
Supplemental Revenue Data
(dollars in thousands)
(unaudited)

	Three months ended September 30,				GAAP % Change	Constant Currency % Change (1)
	2013			2012 GAAP
	GAAP	FX Impact	Constant Currency
KCI revenue:
Rental	$189,528	$1,234	$190,762	$205,415	(7.7)%	(7.1)%
Sales	131,351	885	132,236	124,236	5.7	6.4
Total KCI Revenue	320,879	2,119	322,998	329,651	(2.7)	(2.0)

LifeCell revenue:
Rental	1,513	—	1,513	1,741	(13.1)	(13.1)
Sales	118,169	(91)	118,078	104,481	13.1	13.0
Total LifeCell Revenue	119,682	(91)	119,591	106,222	12.7	12.6

Total Revenue:
Rental	191,041	1,234	192,275	207,156	(7.8)	(7.2)
Sales	249,520	794	250,314	228,717	9.1	9.4
Total Consolidated Revenue	$440,561	$2,028	$442,589	$435,873	1.1%	1.5%

	Nine months ended September 30,				GAAP % Change	Constant Currency % Change (1)
	2013			2012 GAAP
	GAAP	FX Impact	Constant Currency
KCI revenue:
Rental	$564,683	$3,361	$568,044	$617,843	(8.6)%	(8.1)%
Sales	379,843	2,552	382,395	368,314	3.1	3.8
Total KCI Revenue	944,526	5,913	950,439	986,157	(4.2)	(3.6)

LifeCell revenue:
Rental	4,766	—	4,766	4,507	5.7	5.7
Sales	339,832	(153)	339,679	315,857	7.6	7.5
Total LifeCell Revenue	344,598	(153)	344,445	320,364	7.6	7.5

Total Revenue:
Rental	569,449	3,361	572,810	622,350	(8.5)	(8.0)
Sales	719,675	2,399	722,074	684,171	5.2	5.5
Total Consolidated Revenue	$1,289,124	$5,760	$1,294,884	$1,306,521	(1.3)%	(0.9)%

(1) Represents percentage change between 2013 non-GAAP Constant Currency revenue and 2012 GAAP revenue.

CENTAUR GUERNSEY L.P. INC. AND SUBSIDIARIES
Reconciliation from GAAP to Non-GAAP
Selected Financial Information
(dollars in thousands)
(unaudited)

	Three months ended September 30,		Nine months ended September 30,
	2013	2012	2013	2012

Net loss	$(398,561)	$(35,812)	$(505,923)	$(181,124)
Loss (gain) on disposition of assets	(126)	—	3,189	—
Interest expense, net of interest income	101,185	117,799	314,648	352,656
Income tax benefit	(88,678)	(25,903)	(145,981)	(109,429)
Foreign currency (gain) loss	8,738	5,258	11,935	(428)
Depreciation and other amortization	80,832	98,547	252,026	346,895
Derivative instruments (gain) loss	6,840	8,579	(3,200)	28,473
Management fees and expenses	1,371	1,803	4,123	5,111
Equity-based compensation expense	850	197	2,046	1,186
Acquisition, disposition and financing expenses (1)	7,436	7,080	22,846	15,984
Business optimization expenses(2)	18,093	12,802	68,693	42,656
Other permitted expenses (3)	453,160	15,124	500,482	54,155
Adjusted EBITDA	191,140	205,474	524,884	556,135
Adjusted EBITDA from discontinued operations (4)	340	(3,153)	350	(13,418)
Adjusted EBITDA from continuing operations	$191,480	$202,321	$525,234	$542,717

Adjusted EBITDA from continuing operations as a percentage of revenue	43.5%	46.4%	40.7%	41.5%

(1) Represents loss (gain) on disposition of assets, loss (gain) on extinguishment of debt, and labor, travel, training, consulting and other costs associated acquisition and disposition activities, including the disposition of our TSS business and acquisition of Systagenix.
(2) Represents labor, travel, training, consulting and other costs associated exclusively with our business optimization initiatives.
(3) Represents charges for the impairment of goodwill, intangible assets and fixed assets; the write-off of in-process research and development and other intangible assets; amortization of the fair value step-up in inventory and other permitted expenses.
(4) Adjusted EBITDA from discontinued operations includes the (gain) loss from discontinued operations, excluding any related loss on disposition of assets, adjusted as defined in our senior secured credit agreement.